Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Francie Nagy, Investor Relations (212) 515-4625

GateHouse Media to Acquire Publications from Morris

Fairport, New York. October 23, 2007—GateHouse Media, Inc. (NYSE: GHS) announced today that it has signed a definitive asset purchase agreement to acquire several daily and non-daily publications from Morris Publishing Group for a purchase price of $115 million. The transaction is expected to close before the end of November and is subject to regulatory approval and customary closing conditions. The publications to be acquired are located in South Dakota, Florida, Kansas, Michigan, Missouri, Nebraska, Oklahoma and Tennessee.

“This is an excellent acquisition opportunity for GateHouse,” said Mike Reed, Chief Executive Officer of GateHouse. “These are strong local media franchises in small markets, many of which are near existing GateHouse properties and offer compelling synergy opportunities. We are also enthusiastic about the acquisition from a financial standpoint as we expect these assets to generate an incremental $14 million of Adjusted EBITDA.”

Adjusted EBITDA

GateHouse Media’s management utilizes Adjusted EBITDA to evaluate the Company’s performance. Adjusted EBITDA excludes expenses such as interest expense, depreciation and amortization, income tax expense (benefit) and other non-recurring items. Adjusted EBITDA is a non-GAAP financial measure and should not be considered an alternative to income from operations, net income (loss), cash flow from continuing operating activities or any other measure of performance or liquidity derived in accordance with GAAP. The Company strongly urges stockholders and other interested persons not to rely on any single financial measure to evaluate its business. In addition, because Adjusted EBITDA is not a measure of financial performance under GAAP and is susceptible to varying calculations, Adjusted EBITDA, as presented in this press release, may differ from and may not be comparable to similarly title measures used by other companies.

Non-GAAP Financial Measure

A non-GAAP financial measure is generally defined as one that purports to measure historical or future financial performance, financial position or cash flows, but excludes or includes amounts that would not be so adjusted in the most comparable GAAP measure. GateHouse Media defines and uses Adjusted EBITDA, a non-GAAP financial measure, as set forth below.

Management’s Use of Adjusted EBITDA

The Company defines Adjusted EBITDA as net income (loss) before income tax expense (benefit), depreciation and amortization and other non-recurring items. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered in isolation or as alternatives to income from operations, net income (loss), cash flow from continuing operating activities or any other measure of performance or liquidity derived in accordance with GAAP. GateHouse Media believes this non-GAAP measure, as defined above, is helpful in identifying trends in its day-to-day performance because the items excluded have little or no significance on its day-to-day operations. This measure provide assessments of controllable expenses and afford management the ability to make decisions which are expected to facilitate meeting current financial goals as well as achieving optimal financial performance. It provides an indicator for management to determine if adjustments to current spending decisions are needed.

Adjusted EBITDA provides GateHouse Media with a measure of financial performance, independent of items that are beyond the control of management in the short-term, such as depreciation and amortization, taxation and interest expense associated with its capital structure. This metric measures GateHouse Media’s financial performance based on operational factors that management can impact in the short-term, namely the cost structure or expenses of the organization. Adjusted EBITDA is one of the metrics used by senior management and the board of directors to review the financial performance of the business on a monthly basis.

Limitations of Adjusted EBITDA

Adjusted EBITDA has limitations as an analytical tool. It should not be viewed in isolation or as substitutes for GAAP measures of earnings or cash flows. Material limitations in making the adjustments to GateHouse Media’s earnings to calculate Adjusted EBITDA and using this non-GAAP financial measure as compared to GAAP net income (loss), include: the cash portion of interest expense, income tax (benefit) provision and non-recurring charges related to gain (loss) on sale of facilities and extinguishment of debt activities generally represent charges (gains), which may significantly affect GateHouse Media’s financial results. Stockholders and other interested persons may find these items important in evaluating GateHouse Media’s performance, results of operations and financial position. GateHouse Media uses non-GAAP financial measures to supplement its GAAP measures in order to provide a more complete understanding of the factors and trends affecting its business. Adjusted EBITDA is not an alternative to net income, income from operations or cash flows provided by or used in operations as calculated and presented in accordance with GAAP. Stockholders and other interested persons should not rely on Adjusted EBITDA as a substitute for any such GAAP financial measures. GateHouse Media strongly urges stockholders and other interested persons to review the reconciliation of net (loss) income to Adjusted EBITDA. GateHouse Media also strongly urges stockholders and other interested persons not to rely on any single financial measure to evaluate its business. In addition, because Adjusted EBITDA is not a measure of financial performance under GAAP and is susceptible to varying calculations, the Adjusted

EBITDA measure, as presented in this release, may differ from and may not be comparable to similarly titled measures used by other companies.

About GateHouse Media

GateHouse Media, Inc., headquartered in Fairport, New York, is one of the largest publishers of locally based print and online media in the United States as measured by its 86 daily publications. GateHouse Media currently serves local audiences of more than 10 million per week across 19 states through hundreds of community publications and local websites. GateHouse Media is traded on the New York Stock Exchange under the symbol “GHS.”

Forward-Looking Statements

Certain items in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to various risks and uncertainties, including without limitation, statements relating to the consummation or closing of the transaction described above, progress made by the Company in its integration efforts, growth in revenues and cash flow, on-line revenues and potential ventures, undertakings and opportunities. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “would,” “project,” “predict,” “continue” or other similar words or expressions. Forward looking statements are based on certain assumptions or estimates, discuss future expectations, describe future plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that the expectations reflected in such forward looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on the Company’s operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the possibility that the transaction will not close or that the closing may be delayed, unexpected liabilities arise related to the acquisition or that the Company will not achieve anticipated benefits from the transaction, the Company’s limited operating history on a combined basis, the Company’s ability to generate sufficient cash flow to cover required interest, long-term obligations and dividends, the effect of the Company’s indebtedness and long-term obligations on its liquidity, the Company’s ability to effectively manage its growth, unforeseen costs associated with the acquisition of new properties, the Company’s ability to find suitably priced acquisitions, the Company’s ability to integrate acquired assets and businesses, any increases in the price or reduction in the availability of newsprint, seasonal and other fluctuations affecting the Company’s revenues and operating results, any declines in circulation, the Company’s ability to obtain additional capital on terms acceptable to it, the Company’s vulnerability to economic downturns, regulatory changes or acts of nature in certain geographic areas, increases in competition for skilled personnel, departure of key officers, increases in market interest rates, the cost and difficulty of complying with increasing and evolving regulation, and other risks detailed from time to time in the Company’s SEC reports, including but not limited to its Prospectus filed with the SEC on July 18, 2007 under Commission File Number 333-144227. When considering forward- looking statements, readers should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are also cautioned not to place undue reliance on any of these forward-looking statements, which reflect management’s views as of the date of this press release. The factors discussed above and the other factors noted in the Company’s SEC filings could cause actual results to differ significantly from those contained in any forward-looking statement. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements and expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.